METROPOLITAN SERIES FUND, INC.

SUPPLEMENT DATED AUGUST 1, 2006

TO PROSPECTUS DATED MAY 1, 2006

FI VALUE LEADERS PORTFOLIO

Effective August 1, 2006, in the section of the prospectus describing the FI Value Leaders Portfolio, the second paragraph under “Portfolio Management” is deleted and replaced with the following:

Ciaran O’Neill has managed the Portfolio since August 2006. Since joining Fidelity Investments in 1995, Mr. O’Neill has worked as a research analyst and since 2001, he has served Fidelity Management & Research Company (“FMR”) as a portfolio manager for mutual funds and other accounts. He left Fidelity briefly in April 2005 to work as a portfolio manager for the Bank of Ireland. Mr. O’Neill returned to Fidelity in May 2005 as a portfolio manager for FMR. Since January 2006, he has also managed a mutual fund and other accounts for Pyramis Global Advisors, LLC, a separate business unit of Fidelity Investments focused on institutional asset management.

METROPOLITAN SERIES FUND, INC.

Supplement Dated August 1, 2006

to Statement of Additional Information (“SAI”)

Dated May 1, 2006

Effective August 1, 2006, in the section of the SAI entitled “Portfolio Managers,” references to Brian Hogan in the information provided for FI Value Leaders Portfolio are deleted and replaced with the following:

Other Accounts Managed

Name of Portfolio Manager and Portfolio Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category (in millions)

Ciaran O’Neill, FI Value Leaders Portfolio	Registered investment companies	0	N/A	0	N/A
	Other pooled investment vehicles	1	$272 million	0	N/A
	Other accounts	7	$1.382 billion	0	N/A

Information about accounts managed by Mr. O’Neill is effective as of May 31, 2006.

In the “Compensation” section which follows the chart above in the SAI, the reference to the benchmark index and peer group used for Brian Hogan is deleted and replaced with the following: “Ciaran O’Neill: Russell 1000 Value Index and Mercer US Equity Large Cap Value Universe.”

In addition, as of May 31, 2006, Mr. O’Neill did not beneficially own equity securities of any Portfolio for which he serves as Portfolio Manager.